UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2006

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 15, 2006, the Board of Directors of Alexion Pharmaceuticals, Inc. (the “Company”) authorized the Compensation Committee to award bonuses to its executive officers and certain other employees in connection with the positive results announced in January 2006 for TRIUMPH, a pivotal Phase III trial using Soliris™ (eculizumab) in Paroxysmal Nocturnal Hemoglobinuria (“PNH”) patients. On April 7, 2006, the Compensation Committee finalized the terms of the award bonuses to executive officers, including grant of restricted stock awards as of such date.

The bonuses awarded are structured to incentivize the Company’s executive officers and certain other employees to work towards obtaining regulatory approvals for Soliris™ (eculizumab) and to help retain such officers and employees through initial commercialization stages for Soliris™ (eculizumab) should the regulatory approvals be successfully obtained. Each of the executive officers listed below will be paid a cash bonus as specified below contingent upon and at the time of each of the following events, provided that the executive officer continues to be employed by the Company at each such time: (1) 20% upon filing of a Biologics License Application (BLA) for Soliris™ (eculizumab) in the PNH indication in the United States on or before a predetermined date; (2) 20% upon acceptance by the FDA of the BLA for filing; (3) 10% upon successful FDA pre-approved inspection; and (4) 50% upon approval of the BLA by the FDA on or before a predetermined date. Each of the executive officers listed below is granted a restricted stock bonus as specified below. The restricted stock is contingent upon and will vest as to the full amount on the second anniversary of the approval of the BLA for Soliris™ (eculizumab) in the United States, provided that the recipient continues to be employed by the Company at such time. The form of the restricted stock agreement under which the grants of the restricted stock to the executive officers are made was filed as Exhibit 10.1 to a periodic report on Form 8-K filed on March 14, 2005 and is incorporated herein by reference.

Name	Cash Bonus	Restricted Stock Bonus
Dr. Leonard Bell (Chief Executive Officer)	$343,000	10,088
Mr. David W. Keiser (President and Chief Operating Officer)	$183,900	5,409
Dr. Stephen P. Squinto (Executive Vice President and Head of Research)	$145,200	4,272
Mr. Patrice Coissac (General Manager and President Alexion Europe SAS)	$134,000	3,941
Dr. Christopher Mojcik (Senior Vice President, Clinical Development)	$126,500	3,721
Mr. Vikas Sinha (Senior Vice President and Chief Financial Officer)	$126,000	3,706
Mr. Thomas I. H. Dubin (Senior Vice President and General Counsel)	$119,400	3,512

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2006	ALEXION PHARMACEUTICALS, INC.

	By:	/s/ Thomas I. H. Dubin
		Name:	Thomas I. H. Dubin
		Title:	Senior Vice President and General Counsel